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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.(S) 1350, as adopted), I, Cristobal Conde, Chief Executive Officer of SunGard Data Systems Inc. (the "Company"), hereby certify that to my knowledge:

1. The Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Periodic Report") fully complies with the requirements of
     Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 28, 2003


/s/ Cristobal Conde
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Cristobal Conde
Chief Executive Officer